THE BANK OF CALIFORNIA

                               LINE OF CREDIT NOTE
                     -C/D COLLATERAL-RELATED INTEREST RATE-


$250,000.00                                  dated effective as of June 23, 1995

Each signer of this Note ("Borrower") promises to pay to the order of The Bank of California, N.A. ("Bank") at its office at 1401 Dove Street, Newport Beach, CA 92660 or at such other place as Bank may designate in writing, in lawful money of the United States of America, the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00), or so much thereof as may be advanced and outstanding, with interest on each advance under this Note from the date it is disbursed until maturity, whether scheduled or accelerated, at a fluctuating rate per annum as set forth below.

The obligations evidenced by this Note are secured by the pledge of a certificate of deposit number 96709 in the principal amount of $250,000.00, issued and held by Bank, and all renewals of and substitutions for such certificate of deposit ("CD").

Borrower shall pay interest on the unpaid principal balance of this Note at 2.00% in excess of the annualized percentage yield of the CD as that yield may change from time to time during the term of the Note ("Note Rate"). In the event the Note Rate cannot be established for any reason, the unpaid principal balance of this Note shall bear interest at the Prime Rate (the "Prime Rate") plus 5.0%, as the term "Prime Rate" is defined below. Absent obvious error, Bank's determination of the interest rate from time to time in effect hereunder shall be conclusive.

During the term of this Note, Borrower may borrow, repay and reborrow as Borrower may elect, in minimum amounts of ONE THOUSAND AND NO/100 DOLLARS ($1,000.00) and subject to all limitations, terms and conditions contained herein and in any other agreements or documents executed in connection with this Note; provided, however, that the outstanding principal balance of this Note shall at no time exceed the maximum principal amount stated above.

Interest shall be payable on the 14th day of each consecutive month beginning the first such date after the first advance under this Note, and continuing through June 14, 1996, on which date all accrued interest and principal remaining unpaid shall be due and payable in full. Principal, interest, and all other sums owed Bank under any Loan Document (as defined below) shall be evidenced by entries in records maintained by Bank for such purpose. Each payment on and any other credits with respect to principal, interest and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Bank's records shall be conclusive evidence thereof.

Notwithstanding the rights given to Borrower pursuant to California Civil Code sections 1479 and 2822 or equivalent provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Borrower hereby waives such rights and Bank shall have the right in its sole discretion to determine the order and method of the application of payments to this and/or any other credit facilities that may be provided by Bank to Borrower and to revise such application prospectively or retroactively at its discretion.

Borrower hereby expressly authorizes Bank to debit Borrower's account
No 069-047820 for the amount of each payment of principal and interest and all other sums owed Bank under any Loan Document. Borrower shall have sufficient collected balances in said account in order that each such payment shall be available when due.

Each advance shall be made by a deposit to Borrower's account no. 069-047820 at Bank's Newport Beach Office, unless Borrower shall otherwise direct Bank in writing.

Advances may be requested in writing, by telephone, telex or otherwise on behalf of Borrower. Borrower recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of Borrower is actually authorized or authentic. As it is in Borrower's best interest that Bank advance funds in response to these forms of request, Borrower assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of Borrower. Borrower promises to repay any sums, with interest, that are advanced by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any advance are deposited to the account of Borrower with Bank, regardless of whether any individual or entity, including without limitation Bank where the context so permits and in Bank's sole discretion ("Person"), other than Borrower may have authority to draw against such account.

The obligation of Bank to make any advance to Borrower, the proceeds of which are, at Borrower's request, to be wire-transferred to Borrower or any other Person, shall be subject to all applicable laws and regulations, and the policy of the Board of Governors of the Federal Reserve System on Reduction of Payments System Risk in effect from time to time ("Applicable Law and Policy"). Borrower acknowledges that, as a result of Applicable Law and Policy, the transmission of the proceeds of any advance which Borrower has requested to be wire-transferred may be significantly delayed.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities whether scheduled or accelerated, at a fluctuating rate per annum at all times equal to the Prime Rate plus 5%, until paid in full, whether before or after judgment. The Prime Rate is a rate set by Bank based upon various factors including general economic and market conditions, and is used as a reference point for pricing certain loans. Bank may price its loans at, or above, below the Prime Rate.

Interest and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest payments than if a 365-day year were used. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within the Bank. In no event shall Borrower be obligated to pay interest at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

The occurrence of any of the following shall (1) terminate any obligation of Bank to make or continue the line of credit evidenced by this Note, and shall, at Bank's option, (2) make all sums of interest, principal and any other amounts owing under any Loan Documents immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands; and (3) give Bank the right to exercise any other right or remedy provided by contract or applicable law:

     (a) Borrower shall fail to make any payment of principal or interest when due under this Note or to pay any fees or other charges when due, or Borrower or any other Person shall fail to provide Bank with, or to perform any obligation under this Note or any contract, instrument, addenda or document executed in connection with this Note, including without limitation any rate option agreement, guaranty, pledge agreement, security agreement or deed of trust (including this Note, each a "Loan Document").

     (b) Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower or any guarantor ("Guarantor") of the obligations evidenced by this Note ("Obligations") shall prove to have been false or misleading.

     (c) Borrower or any Guarantor shall fail to pay its debts generally as they become due or shall file any petition or action for relief under any bankruptcy, insolvency, reorganization, moratorium, creditor composition law, or any other law for the relief of or relating to debtors; an involuntary petition shall be filed under any bankruptcy law against Borrower or any Guarantor, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower or any Guarantor; or the death, incapacity, dissolution or termination of the business of Borrower or any Guarantor.

     (d) Borrower or any Guarantor shall fail to perform under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to any Person; or any guaranty of the Obligations shall be revoked or terminated.

     (e) Any governmental or regulatory authority shall take any action, any defined benefit pension plan maintained by Borrower or any Guarantor shall have any unfunded liabilities, or any other event shall occur, any of which, in the judgment of Bank, might have a material adverse effect on the financial condition or business of Borrower or any Guarantor.

     (f) Any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower or any Guarantor, including without limitation to any trust or similar entity, shall occur.

     (g) Any Person shall fail to perform its obligations under the terms of any promissory note, contract or other obligation that is held by Bank as collateral for the Obligations; or Bank shall not have a perfected security interest in, or shall deem itself insecure with respect to the value of, any collateral (including, without limitation, the CD) being held for the Obligations.

     (h) Any judgment(s) shall be entered against Borrower or any Guarantor, or any involuntary lien(s) of any kind or character shall attach to any assets or property of Borrower or any Guarantor, any of which, in the judgment of Bank, might have a material adverse effect on the financial condition or business of Borrower or any Guarantor.

     (i) Without Bank's prior written consent: if Borrower is a corporation, Borrower's shareholders of record as of the date of this Note shall cease to own a majority of the voting interest in Borrower; or any change shall occur in the executive management or managing partner(s) of Borrower; or any change shall occur in the corporate or legal structure of Borrower.

     (j) Borrower shall fail to perform any of its duties or obligations under any Loan Document not specifically referenced hereinabove.

No failure or delay on the part of Bank in exercising any power, right or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege.

Bank has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the maturity date unless Bank agrees otherwise in writing.

DISPUTE RESOLUTION

     (a) MANDATORY MEDIATION/ARBITRATION. Any controversy or claim between or among the parties, their agents, employees and affiliates, including but not limited to those arising out of or relating to this Note or any related agreements or instruments ("Subject Documents"), including without limitation any claim based on or arising from an alleged tort, shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc. ("JAMS"). If mediation is not used, or if it is used and it fails to resolve the dispute within 30 days from the date AAA or JAMS is engaged, then the dispute shall be determined by arbitration in accordance with the rules of either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U.S. Code, notwithstanding any other choice of law provision in the Subject Documents. All statutes of limitations or any waivers contained herein which would otherwise be applicable shall apply to any arbitration proceeding under this subparagraph (a). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. Judgment upon the award rendered may be entered in any court having jurisdiction. This subparagraph (a) shall apply only if, at the time of the proposed submission to AAA or JAMS, none of the obligations to Bank described in or covered by any of the Subject Documents are secured by real property collateral or, if so secured, all parties consent to such submission.

     (b) JURY WAIVER/JUDICIAL REFERENCE. If the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a), but becomes the subject of a judicial action, each party hereby waives its respective right to trial by jury of the controversy or claim. In addition, any party may elect to have all decisions of fact and law determined by a referee appointed by the court in accordance with applicable statereference procedures. The party requesting the reference procedure shall ask AAA or JAMS to provide a panel of retired judges and the court shallselect the referee from the designated panel. The referee shall preparewritten findings of fact and conclusions of law. Judgment upon the awardrendered shall be entered in the court in which such proceeding was commenced.

     (c) PROVISIONAL REMEDIES, SELF HELP, AND FORECLOSURE. No provision of, or the exercise of any rights under, subparagraph (a), shall limit the right of any party to exercise self help remedies such as setoff, to foreclose against any real or personal property collateral, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any mediation or arbitration. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation or arbitration.

To the extent any provision of the dispute resolution clause is different than the terms of this Note, the terms of this dispute resolution clause shall prevail.

Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and obligations under the Loan Document. In that connection, Bank may disclose all documents and information which Bank now or hereafter may have relating to this credit facility, Borrower, or any Guarantor or their business.

Borrower shall pay and protect, defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Bank, collectively "Agents") against, and hold Bank and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Bank and each such Agent, arising from (i) the matters contemplated by this Note or any Loan Document or (ii) any contention that Borrower has failed to comply with any law, rule, regulation, order or directive applicable to Borrower's sales, leases or performance of services to Borrower's customers, including without limitation those sales, leases and services requiring consumer or other disclosures PROVIDED, HOWEVER, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Bank's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Borrower's obligations and liabilities to Bank.

Borrower shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements (and fees and disbursements of Bank's in-house counsel) expended or incurred by Bank in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Bank's rights, remedies and obligations under the Loan Documents,
(b) collecting any sum which becomes due Bank under any Loan Document, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Bank. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

Each Borrower is jointly and severally liable for the obligations evidenced by this Note, and all references to "Borrower" shall be to "each" or "any" Borrower as the context requires.

This Note shall be governed by, and construed in accordance with, the laws of the State of California.


EARTHLINK NETWORK, INC.,
a California corporation

/s/ Sky Dayton
- -------------------------
       Sky Dayton
Title: President

THE BANK OF CALIFORNIA


                   SECURITY AGREEMENT: BANK IN POSSESSION
                              (GENERAL PLEDGE)


This Agreement is dated effective as of June 23, 1995 by EARTHLINK NETWORK, INC., a California corporation ("Debtor") in favor of THE BANK OF CALIFORNIA, N.A. ("Bank").

1. GRANT OF SECURITY INTEREST. Debtor hereby grants to Bank a security interest in the following described property, and all proceeds thereof ("Collateral"):

    All money and property herewith delivered to or deposited with Bank and all money and property heretofore so delivered or deposited or which shall hereafter be delivered to or deposited with Bank or come into the possession, custody or control of Bank, whether constructively or otherwise, in any manner or for any purpose whatever during the existence of this Agreement, and whether held in a general or special account or deposit or for safe-keeping or otherwise, and with respect to deposit accounts or instruments, all extensions and renewals thereof, substitutions or replacements therefor, and interest thereon; and, in the event Debtor receives any of the above forms of property, Debtor will immediately deliver it to Bank to be held by Bank hereunder in the same manner as the property originally delivered hereunder.

2. INDEBTEDNESS. Debtor agrees that the Collateral is and shall be security for the timely payment and performance of all obligations under all Indebtedness to Bank. "Indebtedness" means all debts, obligations and liabilities of Debtor or any one or more of them to Bank currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether under this Agreement or otherwise and whether Debtor or any one or more of them may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys' fees and costs incurred by Bank in connection with the collection and enforcement thereof; PROVIDED, HOWEVER, that this Agreement shall not secure, unless Debtor shall otherwise agree in writing, such liabilities which are or may hereafter be "consumer credit" subject to the disclosure requirements of the federal Truth-in-Lending Law or any similar state law in effect from time to time; and provided further that any deed of trust or mortgage which secures any Collateral shall not be security for any Indebtedness but is and shall be security solely for the Collateral, unless otherwise agreed in writing by the applicable trustor or mortgagor and Bank. The Collateral granted under this Agreement shall for all purposes be deemed to be personal property and not real property security. Any writing which evidences or is an agreement in respect to all or any portion of the Indebtedness is a "Loan Document".

3.  DEBTOR'S COVENANTS.  Debtor hereby represents, warrants and agrees that:

    (a) Debtor or any or more of them has acquired, or forthwith will acquire and maintain, all portions of the marketable title to the Collateral described herein and will at all times keep the Collateral free of all liens, encumbrances and claims of any kind or nature other than the security interest of Bank therein;

    (b) Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein to any individual or entity, including without limitation Bank where the context so permits and in Bank's sole discretion ("Person");

    (c) The Collateral complies with all applicable laws, regulations, interpretations and orders concerning form, content and manner of preparation and execution;

    (d) Debtor will pay when due and prior to delinquency all taxes, levies, assessments or other claims which are or may become liens against the Collateral;

    (e) Debtor will neither make nor permit any material change in the Collateral without the prior written consent of the Bank;

    (f) Debtor will deliver to Bank promptly (i) all Collateral, (ii) except as otherwise provided herein, all proceeds of the Collateral, (iii) such specific acknowledgments, assignments, or other agreements or writings as Bank may request relating to the Collateral, and (iv) such records and other reports in such form and detail and at such times as Bank may require relating to the Collateral;

    (g) Debtor will give prompt notice to Bank of any threatened or asserted dispute or claim with respect to the Collateral, any decrease in the value of any Collateral and the amount of such decrease (other than as reflected on any securities exchange or other market publication), any litigation or administrative or regulatory proceeding which may have a material adverse effect on Debtor or its business, and the occurrence of any Event of Default or of any other development, financial or otherwise, which might materially adversely affect the Collateral or Debtor's ability to perform its obligations to Bank;

    (h) Debtor will execute and deliver to Bank, and file or record at Debtor's expense, all notices and other document from time to time requested by Bank to maintain a first perfected security interest in the Collateral in favor of Bank, all in form and substance satisfactory to Bank, and perform such other acts, and execute and deliver to Bank such additional assignments, agreements and instruments, as Bank may at any time request in connection with the administration and enforcement of this Agreement or Bank's rights, powers and remedies hereunder;

    (i) If the Collateral shall at any time become unsatisfactory to Bank, Debtor shall, upon demand, pledge, assign, transfer and deposit with Bank and grant to Bank a continuing security interest in and to such additional property, satisfactory to Bank, as Bank may request;

    (j) Debtor will not change its name, mailing address, the nature of its business, or its legal structure.

4. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

    (a) Debtor shall fail to pay any fees or other charges when due under this Agreement, or Debtor or any other Person shall fail to provide Bank with, or to perform any obligation under, this Agreement or any Loan Document;

    (b) Any representation or warranty made, or financial statement, certificate or other document provided by, Debtor or any guarantor of the Indebtedness ("Guarantor") to Bank shall prove to have been false or misleading;

    (c) Debtor or any Guarantor shall fail to pay its debts generally as they become due or shall file any petition or action for relief under any bankruptcy, insolvency, reorganization, moratorium, creditor composition law, or any other law for the relief of or relating to debtors; an involuntary petition shall be filed under any bankruptcy law against Debtor or any Guarantor, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Debtor or any Guarantor, or the death, incapacity, dissolution or termination of the business of Debtor or any Guarantor;

    (d) Debtor or any Guarantor shall fail to perform under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to any Person; or any guaranty of the Indebtedness shall be revoked or terminated;

    (e) Any governmental or regulatory authority shall take any action, any defined benefit pension plan maintained by Debtor or any Guarantor shall have any unfunded liabilities, or any other event shall occur, any of which, in the judgment of Bank, might have a material adverse effect on the financial condition or business of Debtor or any Guarantor;

    (f) Any sale, transfer or other disposition of all or a material part of the assets of Debtor or any Guarantor, including without limitation to any trust or similar entity, shall occur;

    (g) Any person shall fail to perform its obligations under the terms of any contract or other obligation that is held by Bank as Collateral; or Bank shall not have a first perfected security interest in any Collateral;

    (h) Any judgment(s) shall be entered against Debtor or any Guarantor, or any involuntary lien(s) of any kind or character shall attach to any assets or property of Debtor or any Guarantor, any of which, in the judgment of Bank, will have a material adverse effect on the financial condition or business of Debtor or any Guarantor;

    (i) Without Bank's prior written consent: if Debtor is a corporation, Debtor's shareholders of record as of the Closing Date shall cease to own a majority of the voting interest in Debtor, any change shall occur in the executive management or managing partner(s) of Debtor; or any change shall occur in the corporate or legal structure of Debtor;

    (j) Any deterioration or impairment of any of the Collateral or any decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in Bank's judgment, to become unsatisfactory as to character or value;

    (k) Bank reasonably determines, in good faith, that its security interest in the Collateral or the prospect of payment or performance under this Agreement or any Loan Document secured hereby is materially impaired;

    (l) Bank, in good faith, believes any or all of the Collateral to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy;

    (m) Debtor shall fail to perform any of its duties or obligations under this Agreement not specifically referred to in this Section 4.

5.  RIGHTS ON DEFAULT.

    (a) Upon the occurrence of an Event of Default, all Indebtedness shall, at the option of Bank, without demand or notice, become immediately due and payable. Bank shall have all other rights and remedies available under contract or applicable law, which include those of a secured party under the Uniform Commercial Code, at law, or in equity, and the right to take possession of the Collateral (if not then in Bank's possession), and sell and dispose of the same, or any part thereof, at public or private sale.

        (b) The proceeds of any sale or disposition shall be applied first to the reasonable expenses of retaking, holding, preparing for sale, discharging all liens, selling and the like, then to the attorneys' fees and legal expenses incurred by Bank, and then to the Indebtedness in such order as Bank may determine. Notwithstanding the rights given to Debtor pursuant to California Civil Code sections 1479 and 2822 or equivalent provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Debtor hereby waives such rights and Bank shall have the right in its sole discretion to determine the order and method of the application of payments received from Debtor or from the sale or disposition of the Collateral and to revise such application prospectively or retroactively at its discretion.

        (c) Person(s) liable for all or any portion of Indebtedness shall remain liable for the unsatisfied portion of such Indebtedness, and shall promptly pay the same to Bank immediately and without demand, with interest thereon at the rate provided in the Loan Document applicable thereto, or, if no rate is otherwise provided, at the rate of interest applicable to the unsatisfied amount of a money judgment of a court of the state whose laws govern this Agreement. Should the net proceeds resulting from any such sale or disposition exceed the amount owing to Bank, Bank shall pay such surplus to the Person(s) legally entitled thereto.

        (d) The obligations of Debtor under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Bank upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Borrower, Debtor or otherwise, all as though such payment had not been made.

6. COSTS AND EXPENSES. Debtor promises, to the extent permitted by applicable law, to reimburse Bank promptly for all costs and expenses incurred by Bank in performing any agreement of Debtor which Debtor shall fail to perform, or in taking any other action which Bank deems necessary for the maintenance or preservation of any Collateral or its interest therein, which costs and expenses shall constitute Indebtedness under this Agreement.

7.      POWER OF ATTORNEY.

        (a) Debtor hereby irrevocably appoints Bank, or any officer thereof, as Debtor's true and lawful attorney-in-fact coupled with an interest, with full power of substitution, to sign or endorse any instrument, document, or other writing necessary or desirable to transfer title or other rights to or in any of the Collateral; and to do all acts necessary or incidental to assert, protect and enforce Bank's rights in the Collateral and under this Agreement Debtor agrees that Debtor will reimburse Bank promptly upon demand for any expenses Bank may incur while acting as Debtor's attorney-in-fact, which expenses shall constitute Indebtedness under this Agreement.

        (b) At any time, without notice, and at the expense of Debtor, Bank in its name or in the name of Debtor may, but shall not be obligated to (i) collect by legal proceedings or otherwise, endorse, receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (ii) make any compromise or settlement it deems desirable or proper with reference to the Collateral; (iii) insure, process and preserve the Collateral; (iv) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities which constitute Collateral, and in connection therewith may deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to the Indebtedness or held by Bank thereafter as Collateral pursuant to the provisions hereof; (v) cause Collateral to be transferred to its name or to the name of its nominee; (vi) exercise as to the Collateral all the rights, powers and remedies of an owner necessary to exercise its rights, subject to
        Section 5(c).

8. WAIVERS OF DEBTOR. Debtor waives any right to require Bank to proceed against any Person, or to exhaust any Collateral or to pursue any remedy in Bank's power whatsoever. Bank shall not be required to make presentment, demand or protest, or give any notices thereof, or take any action to preserve rights against prior parties with respect to any of the Collateral. Debtor waives the right to plead any statute of limitations or any defense to the personal liability of Debtor as a defense to Bank's exercise of any right or remedy hereunder.

9. NON-WAIVER. Bank may, in the exercise of its sole discretion, waive an Event of Default, or cure an Event of Default at Debtor's expense. Any such waiver shall be subject to Section 11(c) below.

10.     BANK'S DUTIES.

        (a) Bank's sole duty with respect to the Collateral in its possession shall be to use reasonable care in the custody and preservation thereof. Bank shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Bank accords its own property, it being understood that Bank shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Bank has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Bank be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Bank.

        (b) Bank may at any time deliver the Collateral or any part thereof to Debtor and the receipt of Debtor shall be a complete and full acquittance for the Collateral so delivered, and Bank shall thereafter be discharged from any liability or responsibility therefor.

11.      GENERAL PROVISIONS.

         (a) NOTICES. Any notices given by any party under this Agreement or any Loan Document shall be in writing and personally delivered, deposited in the United States mail, postage prepaid, or sent by telex or other authenticated message, charges prepaid, and addressed as follows:

         To Debtor:                                   To Bank:
         EARTHLINK NETWORK, INC.,
         a California corporation             The Bank of California, N.A.

         3171 Los Feliz Blvd., Suite 203      1401 Dove Street
         Los Angeles, CA 90039                Newport Beach, CA 92660
         Attn: Sky Dayton, President          Attn: Stephen Stogsdill
                                                     Vice President
         FAX or Telex No._______________      FAX or Telex No. (714) 752-1854

         Each party may change the address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party.

         (b) BINDING EFFECT. This Agreement shall be binding upon Debtor, its permitted successors, representatives and assigns, and shall inure to the benefit of Bank and its successors, representatives and assigns; provided however that Debtor may not assign or transfer's Debtor's obligations under this Agreement without Bank's prior written consent. Bank reserves the right to sell, assign, or transfer its rights and powers under this Agreement, in whole or in part without notice to Debtor. In that connection, Bank may disclose all documents and information which Bank now or hereafter may have relating to this Agreement, Debtor or Debtor's business.

         (c) NO WAIVER. Any waiver, consent or approval by Bank of any Event of Default or breach of any provision, condition or covenant of this Agreement or any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or any of the Loan Documents. No failure or delay on the part of Bank in exercising any power, right or privilege under this Agreement or any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any further power, right or privilege.

         (d) RIGHTS CUMULATIVE. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

         (e) UNENFORCEABLE PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

         (f) GOVERNING LAW/WAIVER OF NOTICE. Except as may be otherwise provided by the Uniform Commercial Code or in any addendum hereto, this Agreement shall be governed by and construed in accordance with the laws of the State of California. To the fullest extent permitted by law, Debtor hereby waives presentment, demand, protest, notice of dishonor and all other notices and demands, as well as any applicable statute of limitations.

         (g) INDEMNIFICATION. Debtor shall pay and protect, defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Bank, collectively "Agents") against, and hold Bank and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Bank and each such Agent, arising from the matters contemplated by this Agreement; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Bank's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Debtor's obligations and liabilities to Bank.

         (h) REIMBURSEMENT. Debtor shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements (and fees and disbursements of Bank's in-house counsel) expended or incurred by Bank in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of this Agreement, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Bank's rights, remedies and obligations under this Agreement, (b) collecting any sum which becomes due Bank under this Agreement, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Bank. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery;
         (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

         (i) MULTIPLE DEBTORS. In all cases where there is more than one Debtor, or when this Agreement is executed by more than one Debtor, the term "Debtor" shall include each or any Debtor, and all terms appearing in the singular shall be deemed to have been used in the plural where the context and construction so require.

         (j) JOINT AND SEVERAL. Should more than one Person sign this Agreement as Debtor, the obligations of each signer shall be joint and several.

         (k) ENTIRE AGREEMENT. This Agreement is intended by Debtor and Bank as the final expression of Debtor's obligations to Bank in connection with the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a writing signed by Debtor and accepted by Bank in writing.

IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date of the preamble.

DEBTOR

EARTHLINK NETWORK, INC.,
a California corporation


          /s/ SKY DAYTON
_______________________________________
Sky Dayton
President




_______________________________________